UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

BNY Mellon U.S. Mortgage Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2019

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon U.S. Mortgage Fund, Inc.

ANNUAL REPORT April 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon U.S. Mortgage Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon U.S. Mortgage Fund, Inc. (formerly Dreyfus U.S. Mortgage Fund), covering the 12-month period from May 1, 2018 through April 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

At the beginning of the reporting period, developed economies outside of the U.S. continued to weaken, while the U.S. economy sustained its relatively healthy growth rate. Calm markets prevailed throughout the summer, as robust growth and strong corporate earnings supported U.S. stock returns, while other developed markets continued to decline.

The fourth quarter of 2018 saw broad market weakness, due in part to heightened concerns about interest-rate increases, trade tensions and slowing global growth. The slump largely erased prior gains on U.S. indices, while losses deepened in international markets. December experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. However, comments made in January by the Fed indicated that it would slow the pace of interest-rate increases, and this helped stimulate a rebound across equity markets that continued through the end of the reporting period.

Fixed-income markets declined early in the period, as interest rates and inflation rose, pressuring most bond prices. Comparatively strong U.S. equity markets fed investor risk appetites, reducing the demand for Treasuries and increasing yields. But a return of stock-market volatility in October triggered a flight to quality, boosting Treasury prices and flattening the yield curve. Corporate bonds, however, were hindered somewhat by concerns about economic growth, resulting in widening spreads and lower prices through November. In January, when the Fed’s comments indicated that rate increases would be less likely in 2019, bond markets rallied, and most U.S. indices continued to post positive returns through the end of April.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 3, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2018 through April 30, 2019, as provided by portfolio managers Eric Seasholtz and Karen Gemmett, CFA, of Amherst Capital Management LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended April 30 2019, BNY Mellon U.S. Mortgage Fund, Inc.’s (formerly Dreyfus U.S. Mortgage Fund) Class A shares produced a total return of 3.63%, Class C shares returned 2.71%, Class I shares returned 3.73%, Class Y shares returned 3.80%, and Class Z shares returned 3.73%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays GNMA Index (the “Index”), achieved a total return of 4.80% for the same period.2

Mortgage-backed securities (MBS) produced positive returns over the reporting period, amid falling Treasury rates and a continuation of accommodative U.S. Federal Reserve (“Fed”) monetary policies, although these factors may increase volatility and prepayment risk within the mortgage markets. The fund underperformed the Index, primarily due to exposure of securities outside of the Index.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. mortgage-related securities. These mortgage-related securities may include certificates issued and guaranteed, as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA or “Ginnie Mae”); securities issued by government-related organizations, such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs). The fund will invest at least 65% of its net assets in Ginnie Maes. The fund can invest in privately issued, mortgage-backed securities with a “BBB” or higher credit quality, but currently intends to invest in only those securities with an “A” or higher credit quality.

Fed Statements and Falling Rates Drive Market Returns

U.S. bonds encountered periodic bouts of volatility throughout the period. Although Treasury rates rose and fell several times during the period, ultimately rates experienced a net decrease during the reporting cycle. Most of the drop in rates occurred during 2019. Equity market volatility, fueled by concerns over slowing global growth and trade conflicts, sparked a “flight to quality” that began in late October. Concerns that the Fed might maintain a hawkish stance on interest-rate hikes in the face of unsupportive data added to the volatility. The Fed raised rates three times during the reporting period. The increases occurred in June, September, and December of 2018, moving the federal funds target rate to 2.5% to end the year. In January, Fed Chair Jerome Powell made comments that the Fed would be patient and flexible with the pace of future interest-rate increases. There have not been any increases to the target rate so far in 2019, and the likelihood of additional increases during the year is believed to be slim. Treasury rates hit a 12-month low in March.

The drop in interest rates has been negative on MBS technicals and fundamentals, and excess returns of mortgage securities relative to Treasury securities were slightly negative over the period. The Fed continued to reduce its balance-sheet exposure to mortgage-backed securities from U.S. government agencies, including Ginnie Mae, by discontinuing its practice of reinvesting debt that has been paid down. In addition, the decrease in mortgage rates over the period increases the affordability for home borrowers, potentially increasing home purchases and the supply of mortgage securities into the market. Regarding fundamentals, the lower interest-rate

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

environment has resulted in an increase in volatility as well as the number of borrowers who are able to refinance their mortgage into lower rates.

Allocation Decisions Drive Fund Results

An underweight to lower-coupon securities hurt performance during the period. Securities paying a lower coupon outperformed during the period due to the low-rate environment. Lower-coupon securities carry less prepayment risk, so, generally speaking, they can outpace the returns of higher-coupon securities, which carry more prepayment risk. Security selection within agency mortgage-backed securities also detracted from performance. The fund held pools of securities which possessed better prepayment characteristics than many of those in the Index. Despite the decrease in interest rates, these types of mortgage pools did not perform as well as expected during the period.

Conversely, the fund achieved positive performance results from investing in securities such as agency commercial mortgage-backed securities, non-government insured commercial mortgage-backed securities, and single-family rental securities. Selections within agency mortgage-backed securities were also additive, as several Ginnie Mae securities with higher coupons helped performance.

Maintaining a Constructive Investment Posture

It is our opinion that valuations of agency mortgage-backed securities have been historically tight when compared with valuations before the government started purchasing them for its quantitative easing program. While valuations for agency mortgage-backed securities have recently begun to improve, we believe the fundamental and technical pictures still remain somewhat negative. We remain underweight to agency mortgage-backed securities and are looking for other opportunities with better convexity and prepayment characteristics.

Given this environment, we prefer securities with more favorable fundamentals and expected risk-adjusted returns, such as single-family rental asset-backed securities, agency commercial mortgage securities, non-government secured mortgages, and adjustable-rate mortgages.

June 3, 2019

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z are not subject to any initial or deferred sales charge. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through November 30, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.

2  Source: Lipper Inc. — The Bloomberg Barclays GNMA Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon, and vintage. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg Barclays GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $1,000,000 in the Bloomberg Barclays GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $1,000,000 investment made in Class Y of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/19
	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	5/3/07	-1.02%	0.39%		2.03%
without sales charge	5/3/07	3.63%	1.33%		2.50%
Class C shares
with applicable redemption charge †	5/3/07	1.71%	0.49%		1.69%
without redemption	5/3/07	2.71%	0.49%		1.69%
Class I shares	8/31/16	3.73%	1.47%	††	2.65%	††
Class Y shares	9/1/15	3.80%	1.55%	††	2.68%	††
Class Z shares	5/29/85	3.73%	1.43%		2.63%
Bloomberg Barclays GNMA Index		4.80%	2.20%		3.12%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Mortgage Fund, Inc. from November 1, 2018 to April 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.31	$10.19	$4.50	$4.15	$4.70
Ending value (after expenses)	$1,038.60	$1,033.70	$1,039.80	$1,039.40	$1,039.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2019
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.26	$10.09	$4.46	$4.11	$4.66
Ending value (after expenses)	$1,019.59	$1,014.78	$1,020.38	$1,020.73	$1,020.18

† Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 2.02% for Class C, .89% for Class I, .82% for Class Y and .93% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8%
Asset-Backed Certificates - 6.1%
American Homes 4 Rent Trust, Ser. 2015-SFR2, Cl. A	3.73	10/1/2052	3,288,615	[a]	3,381,402
Colony Starwood Homes Trust, Ser. 2016-2A, Cl. A, 1 Month LIBOR +1.25%	3.72	12/17/2033	1,168,611	[a,b]	1,169,651
Progress Residential Trust, 2019-SFR2, Cl. A	3.15	5/1/2036	4,000,000	[a]	4,009,844
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	3.42	1/17/2035	6,843,722	[a,b]	6,847,262
Tricon American Homes Trust, Ser. 2017-SFR1, Cl. A	2.72	9/1/2034	3,990,215	[a]	3,947,325
				19,355,484
Commercial Mortgage Pass-Through Ctfs. - 13.7%
COMM Mortgage Trust, Ser. 2018-Home, Cl. A	3.94	4/1/2033	7,000,000	[a]	7,322,930
Federal Home Loan Mortgage Corporation, Military Housing Bonds Resecuritization Trust Certificates, Ser. 2015-R1, Cl. A1	3.48	11/25/2055	3,084,841	[a,c]	3,308,492
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K069, Cl. A2	3.19	9/1/2027	6,900,000	[c]	7,042,709
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. K152, Cl. A1	2.83	5/1/2030	3,542,048	[c]	3,515,139
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. KGX1, Cl. AFX	3.00	10/1/2027	11,000,000	[c]	11,042,332
Federal Home Loan Mortgage Corporation, Multifamily Structured Pass Through Certificates, Ser. Q007, Cl. APT1	2.99	10/1/2047	3,782,446	[c]	3,812,628
GS Mortgage Securities Trust, Ser. 2018-HULA, Cl. A, 1 Month LIBOR +.92%	3.39	7/15/2025	2,980,286	[a,b]	2,976,143
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. A, 1 Month LIBOR +.70%	3.17	1/15/2033	3,000,000	[a,b]	2,987,543

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.8% (continued)
Commercial Mortgage Pass-Through Ctfs. - 13.7% (continued)
Morgan Stanley Capital I Trust, Ser. 2019-AGLN, Cl. A, 1 Month LIBOR +.95%	3.42	3/15/2034	1,300,000	[a,b]	1,302,092
				43,310,008
U.S. Government Agencies Mortgage-Backed - 79.0%
Federal National Mortgage Association:, Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE	3.00	4/1/2033	16,646	[c]	16,605
Government National Mortgage Association, Ser. 2004-109, Cl. ZW	6.00	12/1/2034	5,410,310		6,002,192
Government National Mortgage Association, Ser. 2010-89, Cl. Z	5.00	7/1/2040	9,284,153		10,089,229
Government National Mortgage Association, Ser. 2011-48, Cl. FP, 1 Month LIBOR +.40%	2.89	4/20/2041	3,702,656	[b]	3,699,942
Government National Mortgage Association, Ser. 2012-61, Cl. FM, 1 Month LIBOR +.40%	2.88	5/16/2042	5,436,954	[b]	5,446,855
Government National Mortgage Association, Ser. 2017-57, Cl. IO	5.00	4/1/2047	13,209,566		2,189,659
Government National Mortgage Association, Ser. 2017-75, Cl. IO	5.00	5/1/2047	14,663,344		2,485,082
Federal National Mortgage Association:
2.81%, 1/1/48			6,774,652	[c]	6,816,054
3.01%, 1/1/48			8,833,108	[c]	8,934,067
3.50%, 5/1/45-1/1/47			13,614,611	[c]	13,915,414
3.57%, 9/1/28			4,994,725	[c]	5,208,613
4.00%, 11/1/42			3,877,353	[c]	4,051,744
6.00%, 4/1/35			307,866	[c]	341,708
Government National Mortgage Association I:
3.50%, 9/1/41-10/1/44			6,078,376		6,204,297
4.00%, 10/1/39-6/1/46			11,793,888		12,235,860
4.50%, 4/1/39-10/1/41			11,350,790		11,996,456
Government National Mortgage Association II:
1.50%, 9/1/46-11/1/46			12,060,678		12,125,836
2.00%, 5/1/47-9/1/47			21,614,184		21,734,092
3.00%, 11/1/45-8/1/46			15,683,754		15,648,381
3.50%, 9/1/42-3/1/48			73,554,131		74,748,518
4.00%, 10/1/47			4,149,116		4,276,726

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.8% (continued)
U.S. Government Agencies Mortgage-Backed - 79.0% (continued)
4.50%, 12/1/39-12/1/48			21,573,409	22,539,998
				250,707,328
Total Bonds and Notes (cost $318,327,657)			313,372,820
Description	1-Day Yield (%)		Shares
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,279,273)	2.45		3,279,273	[d] 3,279,273
Total Investments (cost $321,606,930)			99.8%	316,652,093
Cash and Receivables (Net)			0.2%	515,200
Net Assets			100.0%	317,167,293

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, these securities were valued at $37,252,684 or 11.75% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	92.7
Asset Backed Securities	6.1
Investment Companies	1.0
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 4/30/18 ($)	Purchases ($)	Sales ($)	Value 4/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,864,143	70,852,756	80,437,626	3,279,273	1.0	131,667

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	318,327,657	313,372,820
Affiliated issuers	3,279,273	3,279,273
Interest receivable		930,658
Receivable for shares of Common Stock subscribed		627
Prepaid expenses		52,468
		317,635,846
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		239,819
Cash overdraft due to Custodian		415
Payable for shares of Common Stock redeemed		86,358
Directors fees and expenses payable		11,177
Accrued expenses		130,784
		468,553
Net Assets ($)		317,167,293
Composition of Net Assets ($):
Paid-in capital		329,374,608
Total distributable earnings (loss)		(12,207,315)
Net Assets ($)		317,167,293

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	25,979,927	1,048,074	3,463,929	82,631	286,592,732
Shares Outstanding	1,769,093	71,351	236,089	5,628	19,512,778
Net Asset Value Per Share ($)	14.69	14.69	14.67	14.68	14.69

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2019

Investment Income ($):
Income:
Interest	10,537,157
Dividends from affiliated issuers	131,667
Total Income	10,668,824
Expenses:
Management fee—Note 3(a)	1,973,548
Service plan fees—Note 3(b)	519,367
Shareholder servicing costs—Note 3(c)	316,439
Professional fees	110,370
Registration fees	81,822
Directors’ fees and expenses—Note 3(d)	38,049
Prospectus and shareholders’ reports	31,760
Custodian fees—Note 3(c)	19,136
Loan commitment fees—Note 2	8,299
Miscellaneous	69,539
Total Expenses	3,168,329
Less—reduction in fees due to earnings credits—Note 3(c)	(86)
Net Expenses	3,168,243
Investment Income—Net	7,500,581
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	702,664
Net unrealized appreciation (depreciation) on investments	3,440,521
Net Realized and Unrealized Gain (Loss) on Investments	4,143,185
Net Increase in Net Assets Resulting from Operations	11,643,766

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2019	2018	[a]
Operations ($):
Investment income—net	7,500,581	6,779,773
Net realized gain (loss) on investments	702,664	(1,254,973)
Net unrealized appreciation (depreciation) on investments	3,440,521	(9,636,735)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,643,766	(4,111,935)
Distributions ($):
Distributions to shareholders:
Class A	(588,078)	(759,477)
Class C	(18,453)	(36,175)
Class I	(57,564)	(47,578)
Class Y	(1,915)	(1,670)
Class Z	(6,599,970)	(7,749,527)
Total Distributions	(7,265,980)	(8,594,427)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	859,065	1,997,587
Class C	83,478	111,096
Class I	2,458,782	1,769,587
Class Y	-	110,234
Class Z	2,617,449	3,233,922
Distributions reinvested:
Class A	527,301	680,667
Class C	17,261	32,907
Class I	55,425	46,506
Class Y	-	971
Class Z	5,937,651	6,910,176
Cost of shares redeemed:
Class A	(7,306,811)	(9,277,085)
Class C	(857,871)	(2,068,271)
Class I	(1,377,801)	(3,125,881)
Class Y	-	(27,842)
Class Z	(39,328,666)	(45,805,108)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(36,314,737)	(45,410,534)
Total Increase (Decrease) in Net Assets	(31,936,951)	(58,116,896)
Net Assets ($):
Beginning of Period	349,104,244	407,221,140
End of Period	317,167,293	349,104,244

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2019	2018	[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	59,313	134,178
Shares issued for distributions reinvested	36,481	45,833
Shares redeemed	(505,602)	(624,100)
Net Increase (Decrease) in Shares Outstanding	(409,808)	(444,089)
Class Cc
Shares sold	5,758	7,445
Shares issued for distributions reinvested	1,194	2,211
Shares redeemed	(59,283)	(138,919)
Net Increase (Decrease) in Shares Outstanding	(52,331)	(129,263)
Class I
Shares sold	169,999	119,614
Shares issued for distributions reinvested	3,835	3,135
Shares redeemed	(95,275)	(209,353)
Net Increase (Decrease) in Shares Outstanding	78,559	(86,604)
Class Yb
Shares sold	-	7,358
Shares issued for distributions reinvested	-	65
Shares redeemed	-	(1,861)
Net Increase (Decrease) in Shares Outstanding	-	5,562
Class Zb
Shares sold	180,305	218,493
Shares issued for distributions reinvested	410,836	465,350
Shares redeemed	(2,719,570)	(3,089,622)
Net Increase (Decrease) in Shares Outstanding	(2,128,429)	(2,405,779)

[a]Distributions to shareholders include only distributions from investment income—net. Undistributed investment income—net was $864,700 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended April 30, 2018, 7,358 Class A shares representing $110,234 were exchanged for 7,358 Class Y shares and 80 Class A shares representing $1,180 were exchanged for 80 Class Z shares.

[c]During the period ended April 30, 2018, 2,589 Class C shares representing $38,362 were automatically converted to 2,592 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended April 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.48	14.99	15.34	15.40	15.18
Investment Operations:
Investment income—net[a]	.32	.25	.24	.22	.19
Net realized and unrealized gain (loss) on investments	.20	(.44)	(.28)	.02	.28
Total from Investment Operations	.52	(.19)	(.04)	.24	.47
Distributions:
Dividends from investment income—net	(.31)	(.32)	(.31)	(.30)	(.25)
Net asset value, end of period	14.69	14.48	14.99	15.34	15.40
Total Return (%)[b]	3.63	(1.25)	(.34)	1.57	3.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.08	1.05	1.03	1.03
Ratio of net expenses to average net assets	1.06	1.07	1.05	1.03	1.03
Ratio of net investment income to average net assets	2.19	1.69	1.56	1.44	1.24
Portfolio Turnover Rate[c]	45.72	101.15	185.96	278.91	349.59
Net Assets, end of period ($ x 1,000)	25,980	31,550	39,308	47,354	50,370

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2019, 2018, 2017, 2016 and 2015 were 30.85%, 59.26%, 64.18%, 104.91% and 69.93%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended April 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.48	14.98	15.33	15.40	15.18
Investment Operations:
Investment income—net[a]	.19	.13	.11	.10	.07
Net realized and unrealized gain (loss) on investments	.20	(.44)	(.28)	.01	.28
Total from Investment Operations	.39	(.31)	(.17)	.11	.35
Distributions:
Dividends from investment income—net	(.18)	(.19)	(.18)	(.18)	(.13)
Net asset value, end of period	14.69	14.48	14.98	15.33	15.40
Total Return (%)[b]	2.71	(2.07)	(1.10)	.72	2.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92	1.90	1.87	1.83	1.84
Ratio of net expenses to average net assets	1.92	1.89	1.87	1.83	1.84
Ratio of net investment income to average net assets	1.33	.86	.74	.64	.43
Portfolio Turnover Rate[c]	45.72	101.15	185.96	278.91	349.59
Net Assets, end of period ($ x 1,000)	1,048	1,791	3,790	4,815	5,390

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2019, 2018, 2017, 2016 and 2015 were 30.85%, 59.26%, 64.18%, 104.91% and 69.93%, respectively.

See notes to financial statements.

Class I Shares	Year Ended April 30,
	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	14.46	14.99	15.40
Investment Operations:
Investment income—net[b]	.35	.25	.16
Net realized and unrealized gain (loss) on investments	.19	(.42)	(.33)
Total from Investment Operations	.54	(.17)	(.17)
Distributions:
Dividends from investment income—net	(.33)	(.36)	(.24)
Net asset value, end of period	14.67	14.46	14.99
Total Return (%)	3.73	(1.11)	(1.13)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.93	.85[d]
Ratio of net expenses to average net assets	.86	.92	.84[d]
Ratio of net investment income to average net assets	2.40	1.84	1.56[d]
Portfolio Turnover Rate[e]	45.72	101.15	185.96
Net Assets, end of period ($ x 1,000)	3,464	2,278	3,659

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019, 2018 and 2017 were 30.85%, 59.26% and 64.18%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended April 30,
	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	14.48	14.99	15.34	15.21
Investment Operations:
Investment income—net[b]	.35	.30	.29	.16
Net realized and unrealized gain (loss) on investments	.19	(.45)	(.28)	.18
Total from Investment Operations	.54	(.15)	.01	.34
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.36)	(.21)
Net asset value, end of period	14.68	14.48	14.99	15.34
Total Return (%)	3.80	(.96)	(.01)	2.25[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.83	.71	.75[d]
Ratio of net expenses to average net assets	.82	.82	.71	.75[d]
Ratio of net investment income to average net assets	2.42	1.96	1.90	1.57[d]
Portfolio Turnover Rate[e]	45.72	101.15	185.96	278.91
Net Assets, end of period ($ x 1,000)	83	81	1	1

a From September 1, 2015 (commencement of initial offering) to April 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2019, 2018, 2017 and 2016 were 30.85%, 59.26%, 64.18% and 104.91%, respectively.

See notes to financial statements.

Class Z Shares	Year Ended April 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.48	14.99	15.34	15.41	15.19
Investment Operations:
Investment income—net[a]	.33	.27	.25	.24	.21
Net realized and unrealized gain (loss) on investments	.20	(.44)	(.28)	.00[b]	.28
Total from Investment Operations	.53	(.17)	(.03)	.24	.49
Distributions:
Dividends from investment income—net	(.32)	(.34)	(.32)	(.31)	(.27)
Net asset value, end of period	14.69	14.48	14.99	15.34	15.41
Total Return (%)	3.73	(1.18)	(.17)	1.62	3.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.96	.96	.91	.90
Ratio of net expenses to average net assets	.95	.95	.95	.91	.90
Ratio of net investment income to average net assets	2.29	1.81	1.66	1.56	1.36
Portfolio Turnover Rate[c]	45.72	101.15	185.96	278.91	349.59
Net Assets, end of period ($ x 1,000)	286,593	313,403	360,462	399,025	432,595

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2019, 2018, 2017, 2016 and 2015 were 30.85%, 59.26%, 64.18%, 104.91% and 69.93%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Mortgage Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open–end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus U.S. Mortgage Fund to BNY Mellon U.S. Mortgage Fund, Inc. and reclassified the fund as a standalone fund. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (900 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	19,355,484	-	19,355,484
Commercial Mortgage-Backed	-	43,310,008	-	43,310,008
Investment Company	3,279,273	-	-	3,279,273
U.S. Government Agencies Mortgage-Backed	-	250,707,328	-	250,707,328

At April 30, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On May 1, 2019, the Board declared a cash dividend of $.031, $.019, $.032, $.034 and $.031 per share from undistributed investment income-net for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable

NOTES TO FINANCIAL STATEMENTS (continued)

on May 2, 2019, to shareholders of record as of the close of business on April 30, 2019. The ex–dividend date was May 1, 2019.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,185,463, accumulated capital losses $9,476,211 and unrealized depreciation $3,916,567.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2019. The fund has $5,737,382 of short-term capital losses and $3,738,829 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2019 and April 30, 2018 were as follows: ordinary income $7,265,980 and $8,594,427, respectively.

(f) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Effective as of May 10, 2019, the Board approved a reduction in the management fee from an annual rate of .60% to an annual rate of .50% of the value of the fund’s average daily net assets. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct these expenses from payments to be made to the Adviser, or the Adviser will bear, such excess expense with respect to

NOTES TO FINANCIAL STATEMENTS (continued)

Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2019.

The Adviser has contractually agreed, from May 10, 2019 through November 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of Class A, C, I, Y and Z shares (excluding taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .90%, 1.65%, .65%, .65% and .80%, respectively, of the value of the fund’s average daily net assets. On or after November 30, 2019, the Adviser may terminate this expense limitation at any time. There was no reimbursement pursuant to the undertaking, during the period ended April 30, 2019.

During the period ended April 30, 2019, the Distributor retained $114 from commissions earned on sales of the fund’s Class A shares and $69 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2019, Class C shares were charged $10,993 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for advertising and marketing relating to Class Z shares and servicing shareholder accounts at an amount not to exceed an annual rate of .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2019, Class Z shares were charged $508,374 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2019, Class A and Class C shares were charged $68,785 and $3,664, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees and the fund had an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2019, the fund was charged $154,802 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2019, the fund was charged $19,136 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2019, the fund was charged $10,844 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $86.

During the period ended April 30, 2019, the fund was charged $12,173 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $156,733, Distribution Plan fees $36,049, Shareholder Services Plan fees $5,569, custodian fees $7,510, Chief Compliance Officer fees $6,790 and transfer agency fees $27,168.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended April 30, 2019, amounted to $149,673,176 and $188,712,420, respectively, of which $48,688,194 in purchases and $48,753,711 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

At April 30, 2019, the cost of investments for federal income tax purposes was $320,568,660; accordingly, accumulated net unrealized depreciation on investments was $3,916,567, consisting of $1,573,650 gross unrealized appreciation and $5,490,217 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon U.S. Mortgage Fund, Inc. (formerly, Dreyfus U.S. Mortgage Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon U.S. Mortgage Fund, Inc. (the “Fund”) (formerly, Dreyfus U.S. Mortgage Fund), including the statements of investments and investments in affiliated issuers, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 26, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended April 30, 2019 as qualifying “interest related dividends.”

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2018, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Amherst Capital Management LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from the Adviser representatives regarding the nature, extent, and quality of the services provided to funds in the Adviser’s fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Adviser’s fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Adviser representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except the one-year period when it was at the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group and Performance Universe medians for all ten one-year periods ended September 30th. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

The Adviser’s representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. The Adviser’s representatives reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the Adviser’s fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Adviser’s fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. The Adviser’s representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. The Adviser’s representatives also stated that, as a result of shared and allocated costs among funds in the Adviser’s fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and Subadviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through May 6, 2019.

• The Board concluded that the fees paid to the Adviser and Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and Subadviser and the services provided to the fund by the Adviser and Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other the Adviser’s funds that the Board oversees, during which lengthy discussions took place between the Board and the Adviser’s representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Adviser’s funds that the Board oversees, in prior years. The Board determined to renew the Agreements through May 6, 2019.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)

Board Member (1985)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 51

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (59)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (55)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 98

———————

Burton N. Wallack (68)

Board Member (1991)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

Board member, Mount Sinai Hospital (2017-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (73)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (77)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 28 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 50 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 137 portfolios) managed by the Adviser. She is 50 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon U.S. Mortgage Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6100AR0419

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,833 in 2018 and $43,033 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $17,209 in 2018 and $6,807 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,233 in 2018 and $3,478 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,914 in 2018 and $2,850 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $28,081,041 in 2018 and $17,322,788 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon U.S. Mortgage Fund, Inc.

By:       /s/Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Renee Laroche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    June 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    June 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)